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                                                                   Exhibit 10.58

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT"), dated as of November 20, 2001, is by and among DONJOY, L.L.C., a Delaware limited liability company, as assignor (the "ASSIGNOR"), DJ ORTHOPEDICS, INC., a Delaware corporation, as assignee (the "ASSIGNEE"), FIRST UNION NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT"), and THE CHASE MANHATTAN BANK, as syndication agent (in such capacity, the "SYNDICATION AGENT") under that certain Credit Agreement dated as of June 30, 1999 among the Assignor, dj Orthopedics, L.L.C., a Delaware limited liability company (the "BORROWER"), the Administrative Agent, the Syndication Agent, and the Lenders party thereto (as amended by Amendment No. 1 dated as of May 25, 2000, and Agreement dated as of July 13, 2000, and as such may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

                              BACKGROUND STATEMENT

         The Borrower is a wholly owned subsidiary of the Assignor. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to further extend credit to the Borrower, pursuant to the terms and conditions set forth therein.

         The Assignee intends to consummate a registered public offering of its common stock (the "IPO") immediately following the completion of (i) the merger of DJ Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Assignee (the "MERGER SUB"), with and into the Assignor, pursuant to which the Assignor will be the surviving entity and will become a wholly owned subsidiary of the Assignee, and (ii) the merger of the Assignor with and into the Assignee (the "SECOND MERGER"), pursuant to which the Assignee will be the surviving entity and will become the owner of 100% of the outstanding membership interests in the Borrower.

         As a condition to the consummation of the transactions described in the preceding paragraph, the Assignor has agreed to assign to the Assignee, and the Assignee has agreed to assume from the Assignor, all of the rights, interests, duties, obligations and liabilities of the Assignor in, to and under the Credit Agreement and the other Loan Documents.

                             STATEMENT OF AGREEMENT

                  ACCORDINGLY, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. ASSIGNMENT AND ASSUMPTION. Effective immediately prior to the effective time of the Second Merger, (a) the Assignor hereby assigns, transfers and conveys to the

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Assignee all of the rights, interests, duties, obligations and liabilities of the Assignor in, to and under the Credit Agreement, the Security Agreement, the Pledge Agreement, the Parent Guarantee Agreement and all other Loan Documents to which the Assignor is a party, and (b) the Assignee hereby assumes and accepts all of the rights, interests, duties, obligations and liabilities of the Assignor in, to and under such Loan Documents and becomes a party thereto, all to the same extent as if the Assignee had originally executed such Loan Documents in the place and stead of the Assignor. The Assignee confirms that, after giving effect to this Agreement and the Second Merger, the Loan Documents to which the Assignee is becoming a party pursuant to this Agreement shall remain in full force and effect, shall be enforceable against the Assignee in accordance with their respective terms, and shall not be discharged, diminished, limited or otherwise affected in any respect, and that the Liens and security interests granted thereunder in favor of the Collateral Agent for the benefit of the Secured Parties shall continue to be validly existing and perfected Liens and security interests (to the extent perfected immediately before giving effect to this Agreement, and subject to Section 9-508(b) of the Uniform Commercial
Code), superior and prior to the rights of all other Persons therein except for Permitted Encumbrances.

         SECTION 2. REPRESENTATIONS OF ASSIGNEE. The Assignee hereby represents and warrants that, as of the date hereof and after giving effect to this Agreement, each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as to such earlier date).

         SECTION 3. NOTICES TO ASSIGNEE. The address of the Assignee for purposes of all notices and other communications under the Credit Agreement and the other Loan Documents is as set forth for in Section 9.01(a) of the Credit Agreement.

         SECTION 4. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 5. EFFECT OF AGREEMENT. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Syndication Agent, the Borrower or the Assignee under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

         SECTION 6. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission),


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and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 7. HEADINGS. The headings used herein are for convenience of reference only, are not part of this Agreement and are not to be taken into consideration in interpreting this Agreement.

                         (SIGNATURES ON FOLLOWING PAGE)




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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                  DONJOY, L.L.C.


                                  By:    /s/ Leslie H. Cross
                                         -------------------
                                         Name:  Leslie H.  Cross
                                         Title: President and Chief Executive
                                                Officer


                                  DJ ORTHOPEDICS, INC.


                                  By:    /s/ Cyril Talbot III
                                         --------------------
                                         Name:  Cyril Talbot III
                                         Title: Vice President - Finance,
                                                Chief Financial Officer &
                                                Secretary


                                  FIRST UNION NATIONAL BANK, as
                                  Administrative Agent and Collateral Agent


                                  By:    /s/ Douglas T. Davis
                                         --------------------
                                         Name:  Douglas T. Davis
                                         Title: Senior Vice President



                                  THE CHASE MANHATTAN BANK, as
                                  Syndication Agent


                                  By:    /s/ ROBERT BOTTAMENDI
                                         ---------------------
                                         Name:  Robert Bottamendi
                                         Title: Vice President



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